UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2008

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of its annual review of various executive compensation and benefit plans the Compensation Committee of the Board of Directors (the “Committee”) of Kraft Foods Inc. recently took several actions, including those described below, regarding executive officer compensation. We will provide additional information regarding the 2006 and 2007 compensation of certain named executive officers (the “NEOs”) in our Proxy Statement for the 2008 Annual Meeting of Stockholders, which we will file in March 2008.

Restricted Stock and Stock Options. On February 4, 2008, based on the Committee’s assessment of executive officers’ performance against pre-established 2007 business and individual goals, the Committee approved the grant of restricted stock and the grant of non-qualified stock options to executive officers. The awards were made under the 2005 Performance Incentive Plan (the “2005 PIP”), effective February 4, 2008, the grant date, to our Chairman and Chief Executive Officer, our Executive Vice President and Chief Financial Officer and certain named executive officers in our 2007 Proxy Statement (the “NEOs”) in the amounts indicated below:

Name	Shares of Restricted Stock	Shares of Stock Options
Irene B. Rosenfeld	131,000	524,000
Timothy R. McLevish	23,750	95,000
Richard G. Searer	20,350	81,400

The restricted stock awards vest on February 11, 2011. Otherwise, the terms and conditions remain substantially unchanged from the restricted stock awards granted in 2007.

The non-qualified stock option awards have not been a regular component of compensation for our executive officers since 2001. Accordingly, the general terms and conditions of the non-qualified stock options are noted in the following table:

Key Feature	Stock Options
Grant Date	Date that the Committee approves equity grant (February 4, 2008)

Grant Price	Fair market value (defined in the 2005 PIP as the average of the high and low traded stock prices on the Grant Date)

Vesting Schedule	3-year equal vesting (one-third of the award vests each year)

Stock Type	Non-qualified stock options

Dividend Treatment	No dividends payable

Expiration Date	February 2, 2018

The termination terms for the non-qualified stock options are noted in the following table:

Type of Termination	Treatment of Unvested Stock Options	Timeframe to Exercise Vested Stock Options
Normal Retirement	Continue to vest	Full term to exercise

Early Retirement	Continue to vest	Full term to exercise

Death	Immediately vest	Full term to exercise

Long-Term Disability	Immediately vest	Full term to exercise

Involuntary Termination without Cause	Forfeit	12 months from effective date of termination

Involuntary Termination for Cause	Forfeit	Shares are cancelled on effective date of termination

Voluntary Termination	Forfeit	30 days from effective date of resignation

The foregoing descriptions of the terms and conditions of the restricted stock awards and non-qualified stock options are qualified in their entirety by reference to the complete terms and conditions of the Form of Restricted Stock Agreement and the Form of U.S. Stock Option Agreement which will be attached as Exhibits to our Annual Report on Form 10-K for the year ended December 31, 2007.

2008 Annual Incentive Plan Award Formula. On February 4, 2008, the Committee also approved a formula for determining the maximum award amounts for the 2008 Annual Incentive Plan awards under the 2005 PIP (the “MIP”). The maximum award amounts under the 2008 MIP will be determined based on the value of the performance incentive pool which is equal to 0.40% of Kraft’s adjusted net earnings during the performance cycle. We define adjusted net earnings as net earnings before extraordinary items, discontinued operations, the cumulative effect of accounting changes and excluding certain other items designated by the Committee. In addition, the 2005 PIP limits individual MIP award amounts to $10.0 million. The formula reflects Kraft’s intention to qualify, to the extent possible, compensation paid to covered officers as tax-deductible, subject to the deductibility limitations of Section 162(m). The Committee also approved the following internal performance measures for determining awards under the 2008 MIP: organic revenue growth, ongoing operating income growth and discretionary cash flow.

At the conclusion of the MIP, the performance incentive pool for the MIP awards will be calculated and divided among the covered officers, including our NEOs. The CEO’s maximum award is equal to one-third of the pool and the remaining two-thirds of the pool will be allocated among the remaining covered officers, including our NEOs, subject in each instance to the maximum individual award amount defined in the 2005 PIP.

2009 Annual Restricted Stock Award Formula. In addition, on February 4, 2008, the Committee approved a formula for determining the maximum number of restricted shares available for the 2009 annual restricted stock awards program under the 2005 PIP. The formula reflects Kraft’s intention to qualify, to the extent possible, equity compensation paid to covered officers as tax-deductible, subject to the deductibility limitations of Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

The maximum number of restricted shares for the 2009 annual restricted stock awards will be determined based on a grant value pool equal to 1.00% of Kraft’s adjusted net earnings. We define adjusted net earnings as the net earnings before extraordinary items, discontinued operations and the cumulative effect of accounting changes and excluding certain other items designated by the Committee. In addition, the 2005 PIP limits individual annual restricted stock awards to 1.0 million shares.

At the conclusion of 2008, the grant value pool for the 2009 annual restricted stock awards will be calculated and divided among covered officers, including our NEOs. Our CEO’s maximum award is equal to one-third of the pool and the remaining two-thirds of the pool will be allocated among the remaining covered officers, including our NEOs, subject in each instance to the maximum individual award amount defined in the 2005 PIP.

2008 - 2010 Long-Term Incentive Plan Award Formula. On February 4, 2008, the Committee also approved a formula for determining the maximum award amounts for the 2008-2010 performance cycle of the Long-Term Incentive Plan awards under the 2005 PIP (the “LTIP”). The maximum number of shares for the 2008-2010 LTIP awards will be determined based on the value of the performance shares at the conclusion of the performance cycle equal in value to a performance incentive pool which is equal to 0.40% of Kraft’s adjusted net earnings during the three-year performance cycle. We define cumulative adjusted net earnings as net earnings before extraordinary items, discontinued operations, the cumulative effect of accounting changes and excluding certain other items designated by the Committee. In addition, the 2005 PIP limits individual LTIP award amounts to $8.0 million per each year of the performance cycle. The formula reflects Kraft’s intention to qualify, to the extent possible, equity compensation paid to covered officers as tax-deductible, subject to the deductibility limitations of Section 162(m). The Committee also approved the following internal performance measures for determining awards under the 2008–2010 performance cycle: organic revenue growth, ongoing earnings per share growth and discretionary cash flow, and performance against the external market measure of relative total stockholder return.

At the conclusion of the 2008–2010 performance cycle, the performance incentive pool for the LTIP awards will be calculated and divided among the covered officers, including our NEOs. The CEO’s maximum award is equal to one-third of the pool and the remaining two-thirds of the pool will be allocated among the remaining covered officers, including our NEOs, subject in each instance to the maximum individual award amount defined in the 2005 PIP.

The target awards of performance shares for our Chairman and CEO, our Executive Vice President and CFO and certain of our NEOs for the 2008–2010 LTIP performance cycle are:

Name	Performance Share Target
Irene B. Rosenfeld	126,580
Timothy R. McLevish	31,390
Richard G. Searer	37,980

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: February 8, 2008